EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 15, 2006 relating to the financial statements of GreenShift Corporation for the nine month period ended December 31, 2005.

                                   /s/ Rosenberg Rich Baker Berman & Company
                                   -------------------------------------------
                                       Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
November 24, 2006